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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2004

PETROHAWK ENERGY CORPORATION (Exact name of Registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation or organization)	000-25717 Commission File Number	86-0876964 (I.R.S. Employer Identification No.)
1100 Louisiana, Suite 4400 Houston, Texas (Address of principal executive offices)		77002 (Zip Code)

Registrant's telephone number, including area code: (832) 204-2700

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the Form 8-K of Petrohawk Energy Corporation (the "Company") dated November 24, 2004 to include the financial statements of Wynn-Crosby Energy, Inc. ("Wynn-Crosby") and nine limited partnerships managed by Wynn-Crosby (the "Partnerships"), which the Company acquired on November 23, 2004, and the pro forma information identified in Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(a)
Financial Statements of Businesses Acquired.

The audited financial statements of Wynn-Crosby Energy, Inc. and the Partnerships for the years ended December 31, 2001, 2002 and 2003, and unaudited financial statements of Wynn-Crosby Energy, Inc. and the Partnerships for the nine months ended September 30, 2003 and 2004 are included in Exhibit 99.1 hereto.

(b)
Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements of Petrohawk Energy Corporation for the year ended December 31, 2003 and the nine months ended September 30, 2004 are included in Exhibit 99.2 hereto.

(c)
Exhibits.

2.1*	Agreement and Plan of Merger among Petrohawk Energy Corporation, Wynn-Crosby Energy, Inc., Ronald W. Crosby and Paige L. Crosby.
2.2*
Agreement and Plan of Mergers among Petrohawk Energy Corporation, Wynn-Crosby Energy, Inc., Wynn-Crosby 1994, Ltd. ("WC 94"); Wynn-Crosby 1995, Ltd. ("WC 95"); Wynn-Crosby 1996, Ltd. ("WC 96"); Wynn-Crosby 1997, Ltd. ("WC 97"); Wynn- Crosby 1998, Ltd. ("WC 98"); Wynn-Crosby 1999, Ltd. ("WC 99"); Wynn-Crosby 2000, Ltd. ("WC 2000"); Wynn-Crosby 2002, Ltd. ("WC 2002"); WCOG Properties, Ltd. ("WCOG"); Kara Nicole Limited; Kristen Lee Limited; Eric Wynn Limited; Christopher David Limited; Paige Lee Limited; Bernadien Wynn Limited; Roger Lee Limited; and George Heaps Limited, and Ronald W. Crosby.
2.3*
Amendment to Agreement and Plan of Mergers among Petrohawk Energy Corporation, Wynn-Crosby Energy, Inc., Wynn-Crosby 1994, Ltd. ("WC 94"); Wynn-Crosby 1995, Ltd. ("WC 95"); Wynn-Crosby 1996, Ltd. ("WC 96"); Wynn-Crosby 1997, Ltd. ("WC 97"); Wynn-Crosby 1998, Ltd. ("WC 98"); Wynn-Crosby 1999, Ltd. ("WC 99"); Wynn- Crosby 2000, Ltd. ("WC 2000"); Wynn-Crosby 2002, Ltd. ("WC 2002"); WCOG Properties, Ltd. ("WCOG"); Kara Nicole Limited; Kristen Lee Limited; Eric Wynn Limited; Christopher David Limited; Paige Lee Limited; Bernadien Wynn Limited; Roger Lee Limited; and George Heaps Limited, and Ronald W. Crosby, dated October 26, 2004.
3.1*	Certificate of Amendment to Certificate of Incorporation.
10.1*
Senior Revolving Credit Facility dated November 23, 2004, among Petrohawk Energy Corporation, as Borrower, and BNP Paribas, as Administrative Agent, Fleet National Bank, as Syndication Agent, Fortis Capital Corp., U.S. Bank National Association and KeyBank National Association as Co-Documentation Agents, and the lenders party thereto.
10.2*	Second Lien Term Loan Agreement dated November 23, 2004, among Petrohawk Energy Corporation, as Borrower, and BNP Paribas, as Administrative Agent and the lenders party thereto.

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10.3*	Guarantee and Collateral Agreement dated November 23, 2004, made by Petrohawk Energy Corporation and each of its subsidiaries, as Grantors, in favor of BNP Paribas, as Administrative Agent.
10.4*	Certificate of Designation, Preferences, Rights and Limitations of Series B 8% Automatically Convertible Preferred Stock of Petrohawk Energy Corporation.
10.5*	Registration Rights Agreement dated November 23, 2004, among Petrohawk Energy Corporation and Friedman, Billings, Ramsey & Co., Inc.
23.1	Consent of KPMG LLP.
99.1
Audited financial statements of Wynn-Crosby Energy, Inc. and the Partnerships for the years ended December 31, 2001, 2002 and 2003, and unaudited financial statements of Wynn-Crosby Energy, Inc. and the Partnerships for the nine months ended September 30, 2003 and 2004.
99.2	Unaudited pro forma condensed consolidated financial statements of Petrohawk Energy Corporation for the year ended December 31, 2003 and the nine months ended September 30, 2004.
99.3*	Historical and Pro Forma Reserve, Production and Capital Expenditure Data of Petrohawk Energy Corporation at July 1, 2004.
99.4*	Security Ownership of Certain Beneficial Owners and Management as of October 20, 2004, as adjusted.

*
Previously filed.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROHAWK ENERGY CORPORATION
Date: November 30, 2004	By:	/s/ SHANE M. BAYLESS Shane M. Bayless Vice President-Chief Financial Officer and Treasurer

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